Supplement to the
Fidelity® Strategic Income Fund
March 1, 2017
Prospectus

Reorganization. The Board of Trustees of Fidelity School Street Trust and Fidelity Advisor Series II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Strategic Income Fund and Fidelity Advisor® Strategic Income Fund, a fund of Fidelity Advisor Series II.

Each fund seeks a high level of current income and may also seek capital appreciation.

As a result of the proposed Reorganization, shareholders of Fidelity® Strategic Income Fund will receive new retail class shares of Fidelity Advisor® Strategic Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity® Strategic Income Fund in exchange for corresponding shares of Fidelity Advisor® Strategic Income Fund equal in total value to the total value of shares of Fidelity® Strategic Income Fund. After the exchange, Fidelity® Strategic Income Fund will distribute the Fidelity Advisor® Strategic Income Fund shares to its shareholders pro rata, in liquidation of Fidelity® Strategic Income Fund (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about April 27, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity® Strategic Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-800-544-8544.

William Irving no longer serves as co-manager of the fund.

Joanna Bewick no longer serves as co-lead portfolio manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Ford O'Neil (co-lead portfolio manager) has managed the fund since June 2012.

Adam Kramer (co-lead portfolio manager) has managed the fund since July 2017.

Mark Notkin (co-manager) has managed the fund since April 1999.

Jonathan Kelly (co-manager) has managed the fund since April 2002.

David Simner (co-manager) has managed the fund since July 2007.

Franco Castagliuolo (co-manager) has managed the fund since December 2009.

Sean Corcoran (co-manager) has managed the fund since December 2017.

The following information replaces the biographical information for William Irving found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Sean Corcoran is co-manager of the fund, which he has managed since December 2017. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Joanna Bewick found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Adam Kramer is co-lead portfolio manager of the fund, which he has managed since July 2017. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Kramer has worked as a research analyst, a portfolio assistant, and a portfolio manager.

FSN-18-01 1.479520.132	January 29, 2018